Exhibit 99.1

BIOXYTRAN, INC.

FINANCIAL STATEMENTS

FOR THE PERIOD OF OCTOBER 5, 2017 (DATE OF INCEPTION) TO DECEMBER 31, 2017

(audited)

Except as otherwise required by the context, all references in this report to “we,” “us,” “our,” “BIOX” or “Company” refer to the consolidated operations of Bioxytran, Inc.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders

Bioxytran, Inc.

233 Needham Street, Suite 300

Newton, MA 02464

Opinion on the Financial Statements

We have audited the accompanying balance sheet of Bioxytran, Inc., (the “Company”) as of December 31, 2017 and the related statements of operations, stockholders’ equity (deficit) and cash flows for the period of inception on October 5, 2017 to December 31, 2017, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2017, and the results of its operations and its cash flows for the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

Emphasis of Matter

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. The Company has suffered recurring losses and has no operations which raise substantial doubt about its ability to continue as a going concern. Management’s plans in regard to these matters are described in Note 4. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ Pinnacle Accountancy Group of Utah, PLLC

Pinnacle Accountancy Group of Utah, PLLC

Farmington, Utah

October 26, 2018

We have served as the Company’s auditors since 2018.

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BIOXYTRAN, INC.

BALANCE SHEET

DECEMBER 31, 2017

ASSETS
Current assets:
Cash	$110
Total current assets	110

Total assets	$110

LIABILITIES AND STOCKHOLDERS’ EQUITY (DEFICIT)
Current liabilities:
Accounts payable - related party	$1,419
Total current liabilities	1,419

Stockholders’ equity (deficit):
Preferred stock, $0.0001 par value; 5,000,000 shares authorized, none issued and outstanding	-
Common stock, $0.0001 par value; 95,000,000 shares authorized; 15,000,000 issued and outstanding	1,500
Accumulated deficit	(2,809)
Total stockholders’ equity (deficit)	(1,309)

Total liabilities and stockholders’ equity (deficit)	$110

The Company was incorporated on October 5, 2017. Therefore, there is no comparative information presented related to the year ended December 31, 2016.

See the accompanying notes to these audited financial statements.

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BIOXYTRAN, INC.

STATEMENT OF OPERATIONS

FOR THE PERIOD OF OCTOBER 5, 2017 (DATE OF INCEPTION) TO DECEMBER 31, 2017

Operating expenses:
General and administrative	$2,809
Total operating expenses	2,809

Loss from operations	(2,809)

Other income (expenses)	-

Net loss before provision for income taxes	(2,809)

Provision for income taxes	-

NET LOSS	$(2,809)

Loss per common share, basic and diluted	$(0.00)

Weighted average number of common shares outstanding, basic and diluted	15,000,000

The Company was incorporated on October 5, 2017. Therefore, there is no comparative information presented related to the year ended December 31, 2016.

See the accompanying notes to these audited financial statements.

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BIOXYTRAN, INC.

STATEMENT OF CHANGES IN STOCKHOLDERS’ EQUITY (DEFICIT)

FOR THE PERIOD OF OCTOBER 5, 2017 (DATE OF INCEPTION) TO DECEMBER 31, 2017

	Common Stock		Additional Paid in	Accumulated
	Shares	Amount	Capital	Deficit	Total
Balance, October 5, 2017 (date of inception)	-	-	-	-	-
Issuance of founder shares	15,000,000	$1,500	$-	$-	$1,500
Net loss	-	-	-	(2,809)	(2,809)
Balance, December 31, 2017	15,000,000	$1,500	$-	$(2,809)	$(1,309)

The Company was incorporated on October 5, 2017. Therefore, there is no comparative information presented related to the year ended December 31, 2016.

See the accompanying notes to these audited financial statements.

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BIOXYTRAN, INC.

STATEMENT OF CASH FLOWS

FOR THE PERIOD OF OCTOBER 5, 2017 (DATE OF INCEPTION) TO DECEMBER 31, 2017

CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	(2,809)
Adjustments to reconcile net loss to net cash used in operating activities:
Stock-based compensation	1,500
Changes in operating assets and liabilities:
Increase in accounts payable - related party	1,419
Net cash provided by operating activities	110

CASH FLOWS FROM INVESTING ACTIVITIES:	-

CASH FLOWS FROM FINANCING ACTIVITIES:	-

Net increase (decrease) in cash	110
Cash, beginning of period	-
Cash, end of period	110

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION
Interest paid	-
Income taxes paid	-

The Company was incorporated on October 5, 2017. Therefore, there is no comparative information presented related to the year ended December 31, 2016.

See the accompanying notes to these audited financial statements.

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BIOXYTRAN, INC.

NOTES TO THE FINANCIAL STATEMENTS

FOR THE PERIOD OF OCTOBER 5, 2017 (DATE OF INCEPTION) TO DECEMBER 31, 2017

(AUDITED)

NOTE 1 – BACKGROUND AND ORGANIZATION

Business Operations

Bioxytran, Inc. (the “Company”) is an early-stage pharmaceutical company focused on the development, manufacture and commercialization of therapeutic drugs designed to address hypoxia in humans, which is a lack of oxygen to tissues, in a safe and efficient manner. If it is not addressed, lack of oxygen to tissues, or hypoxia, results in necrosis, which is the death of cells comprising body tissue. Necrosis cannot be reversed. Our lead drug candidate, code named BXT-25, is an oxygen-carrying small molecule consisting of bovine hemoglobin stabilized with a co-polymer with intended applications to include treatment of hypoxic conditions in the brain resulting from stroke, and hypoxic conditions in wounds to prevent necrosis and to promote healing. The Company’s initial focus is the treatment of hypoxic conditions in the brain resulting from stroke, and hypoxic conditions in wounds to prevent necrosis and to promote healing. We believe that ours is a novel approach that will result in the creation of safe drug alternatives to existing therapies for effectively addressing hypoxic conditions in humans. Our drug development efforts are guided by specialists in co-polymer chemistry and other disciplines, and we intend to supplement our efforts with input from a scientific and medical advisory board whose members are leading physicians.

Organization, Reincorporation, and Merger with U.S. Rare Earth Minerals, Inc.

The Company was organized on October 5, 2017, as a Delaware corporation with a taxing structure for U.S. federal and state income tax as a C-Corporation with 95,000,000 authorized common shares with a par value of $0.0001, and 5,000,000 preferred shares with a par value of $0.0001. As of December 31, 2017, 15,000,000 common shares are issued and outstanding.

On September 17, 2018, the Company announced an Agreement and Plan of Merger and Reorganization among Bioxytran, Inc., U.S. Rare Earth Minerals, Inc. (“USMN”) and Bioxy Acquisition Corp. (the “Merger”). The Merger closed on September 21, 2018. After the consummation of the Merger, the Company is a wholly-owned subsidiary of USMN, and USMN (to be renamed Bioxytran, Inc.) is the continuing registrant and reporting company. Each outstanding share of the Company’s common stock was converted into 5.10580 shares of USMN common stock. Immediately after the Merger, the Company’s former shareholders own a majority of the voting common stock of the combined company and control the combined company’s board of directors, and the Company’s officers are now the officers of the combined company. The Merger has been accounted for as a reverse acquisition, with the Company as the accounting acquirer. The Company’s accompanying historical financial statements will replace USMN’s historical financial statements in future filings with the U.S. Securities and Exchange Commission (“SEC”).

NOTE 2. FORMATION AND BUSINESS OF THE COMPANY

Basis of Presentation and Organization

Bioxytran, Inc. was incorporated in the state of Delaware on October 5, 2017. As used in these Notes to the Financial Statements, the terms the “Company,” “we,” “us,” “our” and similar terms refer to Bioxytran, Inc.

Bioxytran, Inc. (the “Company”) is an early-stage pharmaceutical company focused on the development, manufacture and commercialization of therapeutic drugs designed to address hypoxia in humans. The Company’s efforts are principally devoted to developing products as alterative solutions to red blood cell transfusions, as well as for use in the treatment of other critical-care conditions. The summary of significant accounting policies presented below is designed to assist in understanding the Company’s financial statements. Such financial statements and accompanying notes are the representations of the Company’s management, who are responsible for their integrity and objectivity. These accounting policies conform to accounting principles generally accepted in the United States of America (“GAAP”) in all material respects, and have been consistently applied in preparing the accompanying financial statements. The Company has not earned any revenue from operations since inception. The Company chose December 31st as its fiscal year end.

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BIOXYTRAN, INC.

NOTES TO THE FINANCIAL STATEMENTS

FOR THE PERIOD OF OCTOBER 5, 2017 (DATE OF INCEPTION) TO DECEMBER 31, 2017

(AUDITED)

NOTE 3 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

A summary of the significant accounting policies applied in the preparation of the accompanying financial statements follows.

Cash

For purposes of the Statement of Cash Flows, the Company considers all highly liquid debt instruments purchased with a maturity date of three months or less to be cash equivalents.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amount of expenses during the reporting period. Significant estimates include the fair value of the Company’s stock, stock-based compensation and the valuation allowance related to deferred tax assets. Actual results may differ from these estimates.

Net Loss per Common Share, basic and diluted

The Company computes earnings (loss) per share under Accounting Standards Codification subtopic 260-10, Earnings Per Share (“ASC 260-10”). Net loss per common share is computed by dividing net loss by the weighted average number of shares of common stock outstanding during the year. Diluted earnings per share, if presented, would include the dilution that would occur upon the exercise or conversion of all potentially dilutive securities into common stock using the “treasury stock” and/or “if converted” methods as applicable.

There are no potential dilutive items outstanding as of December 31, 2017

Stock Based Compensation

The Company measures the cost of services received in exchange for an award of equity instruments based on the fair value of the award. For employees and directors, the fair value of the award is measured on the grant date and for non-employees, the fair value of the award is generally re-measured on vesting dates and financial reporting dates until the service period is complete. The fair value amount is then recognized over the period during which services are required to be provided in exchange for the award, usually the vesting period. Stock-based compensation expense is recorded by the Company in the same expense classifications in the statements of operations, as if such amounts were paid in cash. As of December 31, 2017, there were no outstanding stock options.

Income Taxes

The Company accounts for income taxes under the asset and liability method. Under this method, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates in effect for the year in which those temporary differences are expected to be recovered or be settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date. A valuation allowance is provided when it is more likely than not that some portion of the gross deferred tax asset will not be realized. The Company records interest and penalties related to income taxes as a component of provision for income taxes. The Company did not recognize any interest and penalty expense for the period ended December 31, 2017.

On December 22, 2017, the Tax Cuts and Jobs Act (TCJA) was signed into law by the President of the United States. TCJA is a tax reform act that among other things, reduced corporate tax rates to 21 percent effective January 1, 2018. FASB ASC 740, Income Taxes, requires deferred tax assets and liabilities to be adjusted for the effect of a change in tax laws or rates in the year of enactment, which is the year in which the change was signed into law. Accordingly, the Company adjusted its deferred tax assets and liabilities at December 31, 2017, using the new corporate tax rate of 21 percent. See Note 7.

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BIOXYTRAN, INC.

NOTES TO THE FINANCIAL STATEMENTS

FOR THE PERIOD OF OCTOBER 5, 2017 (DATE OF INCEPTION) TO DECEMBER 31, 2017

(AUDITED)

Research and Development

The Company accounts for research and development costs in accordance with Accounting Standards Codification subtopic 730-10, Research and Development (“ASC 730-10”). Under ASC 730-10, all research and development costs must be charged to expense as incurred. Accordingly, internal research and development costs are expensed as incurred. Third-party research and development costs are expensed when the contracted work has been performed or as milestone results have been achieved as defined under the applicable agreement. Company-sponsored research and development costs related to both present and future products are expensed in the period incurred. From October 5, 2017 (date of inception) through December 31, 2017, the Company did not incur significant research and development expenses.

Fair Value

Accounting Standards Codification subtopic 825-10, Financial Instruments (“ASC 825-10”) requires disclosure of the fair value of certain financial instruments. The carrying value of cash and cash equivalents, accounts payable and accrued liabilities, and short-term borrowings, as reflected in the balance sheets, approximate fair value because of the short-term maturity of these instruments. All other significant financial assets, financial liabilities and equity instruments of the Company are either recognized or disclosed in the financial statements together with other information relevant for making a reasonable assessment of future cash flows, interest rate risk and credit risk. Where practicable the fair values of financial assets and financial liabilities have been determined and disclosed; otherwise only available information pertinent to fair value has been disclosed.

The Company follows Accounting Standards Codification subtopic 820-10, Fair Value Measurements and Disclosures (“ASC 820-10”) and Accounting Standards Codification subtopic 825-10, Financial Instruments (“ASC 825-10”), which permits entities to choose to measure many financial instruments and certain other items at fair value.

Recent Accounting Pronouncements

There were various updates recently issued, most of which represented technical corrections to the accounting literature or application to specific industries and are not expected to a have a material impact on the Company’s financial position, results of operations or cash flows.

NOTE 4 – GOING CONCERN AND MANAGEMENT’S LIQUIDITY PLANS

As of December 31, 2017, the Company had cash of $110 and a negative working capital of $1,309. From October 5, 2017 (date of inception) through December 31, 2017, the Company has not yet generated any revenues, and has incurred net losses of $2,809. These conditions raise substantial doubt about the Company’s ability to continue as a going concern.

From October 5, 2017 (date of inception) through December 31, 2017, the Company did not raise any funds from third-party investors, and has been fully funded from related party loans. The Company is aware that its current cash on hand will no longer be able to fund its projected operating requirements and is pursuing alternative opportunities to funding.

The Company’s primary source of operating funds since inception has been advances by related parties. The Company intends to raise additional capital through private placements of debt and equity securities, but there can be no assurance that these funds will be available on terms acceptable to the Company or will be sufficient to enable the Company to fully complete its development activities or sustain operations. If the Company is unable to raise sufficient additional funds, it will have to develop and implement a plan to further extend payables, reduce overhead, or scale back its current business plan until sufficient additional capital is raised to support further operations. There can be no assurance that such a plan will be successful.

The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”), which contemplate continuation of the Company as a going concern and the realization of assets and satisfaction of liabilities in the normal course of business. The carrying amounts of assets and liabilities presented in the financial statements do not necessarily purport to represent realizable or settlement values. The financial statements do not include any adjustment that might result from the outcome of this uncertainty.

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BIOXYTRAN, INC.

NOTES TO THE FINANCIAL STATEMENTS

FOR THE PERIOD OF OCTOBER 5, 2017 (DATE OF INCEPTION) TO DECEMBER 31, 2017

(AUDITED)

NOTE 5 – RELATED PARTY TRANSACTIONS

The Company has Accounts Payables from related parties in the aggregate amount of $1,419 for working capital purposes.

NOTE 6 – STOCKHOLDERS’ EQUITY

Preferred stock

The Company is authorized to issue 5,000,000 shares of $0.0001 par value preferred stock. As of December 31, 2017, no shares have been designated or issued.

Common stock

The Company is authorized to issue 95,000,000 shares of $0.001 par value common stock. As of December 31, 2017, the Company has 15,000,000 shares issued and outstanding.

Upon inception in October 2017, the Company issued 15,000,000 founder shares of its common stock at par value to its officers and directors in the form of stock compensation with a fair value of $1,500.

NOTE 7 – INCOME TAXES

Provision for Income Taxes

During the year ended December 31, 2017, no provision for income taxes was recorded, as the Company generated net operating losses. The Company is a Delaware C-Corporation, but since it does not do business in Delaware, the Company is not subject to state and local corporate income taxes pursuant to Delaware tax law.

The tax effects of temporary differences that give rise to deferred tax assets are presented below:

2017
Deferred Tax Assets:
Net operating loss carryforward (at 21%)	$590

Total deferred tax assets	590

Valuation allowance	(590)

Deferred tax asset, net of valuation allowance	$-

The income tax benefit consists of the following:

2017
Federal (at 21%):
Current	$-
Deferred	590
Change in valuation allowance	(590)
Income tax provision (benefit)	$-

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BIOXYTRAN, INC.

NOTES TO THE FINANCIAL STATEMENTS

FOR THE PERIOD OF OCTOBER 5, 2017 (DATE OF INCEPTION) TO DECEMBER 31, 2017

(AUDITED)

A reconciliation of the statutory federal income tax rate to the Company’s effective tax rate is as follows:

Tax benefit at federal statutory rate	(21.0)%

The Company assesses the likelihood that deferred tax assets will be realized. To the extent that realization is not likely, a valuation allowance is established. Based upon the Company’s history of losses since inception, management believes that it is more likely than not that future benefits of deferred tax assets will not be realized.

At December 31, 2017, the Company had approximately $2,809 of federal net operating losses that may be available to offset future taxable income. The net operating loss carry forwards, if not utilized, will begin to expire in 2037 for federal purposes.

Pursuant to the Internal Revenue Code Section 382 (“Section 382”), certain ownership changes may subject the net operating loss carryforwards (“carryforwards”) and research and development tax credit carryforwards to annual limitations which could reduce or defer the carryforwards. Section 382 imposes limitations on a corporation’s ability to utilize carryforwards if it experiences an ownership change. An ownership change may result from transactions increasing the ownership of certain stockholders in the stock of a corporation by more than 50 percentage points over a three-year period. In the event of an ownership change, utilization of the carryforwards would be subject to an annual limitation under Section 382 determined by multiplying the value of its stock at the time of the ownership change by the applicable long-term tax-exempt rate. Any unused annual limitation may be carried over to later years. The imposition of this limitation on its ability to use the carryforwards to offset future taxable income could cause the Company to pay U.S. federal income taxes earlier than if such limitation were not in effect and could cause such carryforwards to expire unused, reducing or eliminating the benefit of such carryforwards. The Company has not completed a Section 382 study to determine if there have been one or more ownership changes due to the costs associated with such a study. Until a study is completed and the extent of the limitations, if any, is able to be determined, no additional amounts have been written off or are being presented as an uncertain tax position.

The Company provided a full valuation allowance for deferred tax assets generated since, based on the weight of available evidence; it is more likely than not that these benefits will not be realized. During the period ended December 31, 2017, the Company did not apply any valuation allowance. Management reevaluates the positive and negative evidence at each reporting period.

On December 22, 2017, the U.S. government enacted comprehensive tax legislation commonly referred to as the Tax Cut and Jobs Act (the “Tax Act”). The Tax Act establishes new tax laws that affect 2018 and future years, including a reduction in the U.S. federal corporate income tax rate to 21%, effective January 1, 2018.

The Company applies the provisions of ASC 740-10, Income Taxes. The Company has not recognized any liability for unrecognized tax benefits and does not believe there is any uncertainty with respect to its tax position. The Company’s policy with respect to unrecognized tax benefits is to recognize interest accrued related to unrecognized tax benefits in interest expense and penalties in operating expenses.

The Company files tax returns as prescribed by the tax laws of the jurisdictions in which it operates. In the normal course of business, the Company is subject to examination by federal and state jurisdictions, where applicable. There are currently no pending income tax examinations. The Company’s tax years are still open under statute from 2017 to the present. The Company’s policy is to record interest and penalties related to income taxes as part of its income tax provision.

NOTE 8 – COMMITMENTS AND CONTINGENCIES

Employment contracts

The Company’s executive officers have entered into employment contracts and confidentiality, non-disclosure and assignment of invention agreements. The employment agreements do not provide for the payment of any compensation to our executive officers.

Litigation

In the normal course of business, the Company may be involved in legal proceedings, claims and assessments arising in the ordinary course of business. Such matters are subject to many uncertainties, and outcomes are not predictable with assurance. Legal fees for such matters are expensed as incurred and we accrue for adverse outcomes as they become probable and estimable. During the period of October 5, 2017 (inception) to December 31, 2017 and through the issuance of these financial statements, the Company was not involved in any legal proceedings.

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BIOXYTRAN, INC.

NOTES TO THE FINANCIAL STATEMENTS

FOR THE PERIOD OF OCTOBER 5, 2017 (DATE OF INCEPTION) TO DECEMBER 31, 2017

(AUDITED)

NOTE 9 – SUBSEQUENT EVENTS

In preparing the financial statements, the Company has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were available to be issued.

On September 17, 2018, the Company announced an Agreement and Plan of Merger and Reorganization among Bioxytran, Inc., U.S. Rare Earth Minerals, Inc. (“USMN”) and Bioxy Acquisition Corp. (the “Merger”). The Merger closed on September 21, 2018. See also Note 1.

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